UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2016

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On April 27, 2016, Duke Realty Corporation, an Indiana corporation (the “Company”), the sole general partner of Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), issued a press release (the “Press Release”) announcing its results of operations and financial condition for the quarter ended March 31, 2016. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by this reference.

The information contained in this Item 2.02, including the related information set forth in the Press Release attached hereto and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Shareholders held on April 27, 2016 (the “Annual Meeting”), the shareholders of the Company voted on three proposals. Each proposal was approved pursuant to the following final voting results from the Annual Meeting:

1.To elect twelve directors to serve on the Company’s Board of Directors for a one-year term ending at the 2017 Annual Meeting of Shareholders:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Thomas J. Baltimore, Jr.	295,019,926	9,626,720	196,551	18,173,824
William Cavanaugh III	294,901,451	9,736,055	205,691	18,173,824
Alan H. Cohen	303,397,459	1,248,054	197,684	18,173,824
James B. Connor	303,315,246	1,324,059	203,892	18,173,824
Ngaire E. Cuneo	294,854,062	9,775,246	213,889	18,173,824
Charles R. Eitel	301,146,125	3,492,046	205,026	18,173,824
Dennis D. Oklak	301,587,503	3,056,221	199,473	18,173,824
Melanie R. Sabelhaus	303,230,741	1,418,237	194,219	18,173,824
Peter M. Scott, III	303,412,291	1,224,964	205,942	18,173,824
Jack R. Shaw	295,145,478	9,484,997	212,722	18,173,824
Michael E. Szymanczyk	303,305,433	1,335,732	202,032	18,173,824
Lynn C. Thurber	303,281,943	1,362,805	198,449	18,173,824

2.To vote on an advisory basis to approve the compensation of the Company’s executive officers for 2015:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
290,992,345	13,400,655	450,197	18,173,824

3.To ratify the reappointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year 2016:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
320,053,887	2,541,666	421,468	—

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Duke Realty Corporation press release dated April 27, 2016, with respect to its financial results for the quarter ended March 31, 2016.*
_________________________

*	The Press Release attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: Duke Realty Corporation, its general partner

By:	/s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Dated: April 28, 2016